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                           [ERNST & YOUNG LETTERHEAD]

                                                                  EXHIBIT 23.2.1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 1998 on the financial statements included in the Prospectus filed as part of Amendment No. 4 (dated December 21, 1998) to the registration statement on Form SB-2 of FutureLink Distribution Corp., a Colorado corporation.


Calgary, Canada                              ERNST & YOUNG LLP
December 21, 1998                            Chartered Accountants